EXHIBIT 10.4
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                                  SCHAWK, INC.


                                    --------

                    NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

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          $10,000,000 4.81% SERIES C SENIOR NOTES DUE JANUARY 28, 2010
          $20,000,000 4.99% SERIES D SENIOR NOTES DUE JANUARY 28, 2011 $20,000,000 5.17% SERIES E SENIOR NOTES DUE JANUARY 28, 2012

                                       AND

                                   $25,000,000

                             PRIVATE SHELF FACILITY




                          DATED AS OF JANUARY 28, 2005



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                                TABLE OF CONTENTS

                                                                                                              PAGE


SECTION 1. AUTHORIZATION OF NOTES................................................................................1

         Section 1.1. Authorization of Issue of Series C Notes...................................................1
         Section 1.2. Authorization of Issue of Series D Notes...................................................2
         Section 1.3. Authorization of Issue of Series E Notes...................................................2
         Section 1.4. Authorization of Issue of Shelf Notes......................................................2

SECTION 2. SALE AND PURCHASE OF NOTES............................................................................3

         Section 2.1. Purchase and Sale of Series C, Series D and Series E Notes.................................3
         Section 2.2. Purchase and Sale of Shelf Notes...........................................................3
         Section 2.3. Subsidiary Guaranty........................................................................7

SECTION 3. CLOSING...............................................................................................7

SECTION 4. CONDITIONS TO CLOSING.................................................................................8

         Section 4.1. Representations and Warranties.............................................................8
         Section 4.2. Performance; No Default....................................................................8
         Section 4.3. Compliance Certificates....................................................................8
         Section 4.4. Opinions of Counsel........................................................................9
         Section 4.5. Purchase Permitted by Applicable Law, Etc..................................................9
         Section 4.6. Acquisition of Seven Worldwide; Related Equity Financing...................................9
         Section 4.7. Payment of Special Counsel Fees............................................................9
         Section 4.8. Private Placement Number..................................................................10
         Section 4.9. Changes in Corporate Structure............................................................10
         Section 4.10. Subsidiary Guaranty......................................................................10
         Section 4.11. Payment of Fees..........................................................................10
         Section 4.12. Material Adverse Change..................................................................10
         Section 4.13. Amendment to 1995 Note Agreement.........................................................10
         Section 4.14. Bank Credit Agreement....................................................................10
         Section 4.15. Amendment to 2003 Note Agreement.........................................................10
         Section 4.16. Proceedings and Documents................................................................11

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................................................11

         Section 5.1. Organization; Power and Authority.........................................................11
         Section 5.2. Authorization, Etc........................................................................11
         Section 5.3. Disclosure................................................................................11
         Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates..........................12
         Section 5.5. Financial Statements......................................................................12
         Section 5.6. Compliance with Laws, Other Instruments, Etc..............................................13
         Section 5.7. Governmental Authorizations, Etc..........................................................13
         Section 5.8. Litigation; Observance of Statutes and Orders.............................................13
         Section 5.9. Taxes.....................................................................................13

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                                TABLE OF CONTENTS
                                   (continued)
                                                                                                              PAGE

         Section 5.10. Title to Property; Leases................................................................14
         Section 5.11. Licenses, Permits, Etc...................................................................14
         Section 5.12. Compliance with ERISA....................................................................14
         Section 5.13. Private Offering by the Company..........................................................15
         Section 5.14. Use of Proceeds; Margin Regulations......................................................15
         Section 5.15. Existing Debt; Future Liens..............................................................16
         Section 5.16. Foreign Assets Control Regulations, Etc..................................................16
         Section 5.17. Status under Certain Statutes............................................................16
         Section 5.18. Environmental Matters....................................................................16
         Section 5.19. Notes Rank Pari Passu....................................................................17
         Section 5.20. Share Repurchase Obligations.............................................................17

SECTION 6. REPRESENTATIONS OF THE PURCHASER.....................................................................17

         Section 6.1. Purchase for Investment...................................................................17
         Section 6.2. Source of Funds...........................................................................17

SECTION 7. INFORMATION AS TO COMPANY............................................................................19

         Section 7.1. Financial and Business Information........................................................19
         Section 7.2. Officer's Certificate.....................................................................21
         Section 7.3. Inspection................................................................................22

SECTION 8. PAYMENT OF THE NOTES.................................................................................22

         Section 8.1. Required Prepayments......................................................................22
         Section 8.2. Optional Prepayments with Make-Whole Amount...............................................22
         Section 8.3. Allocation of Partial Prepayments.........................................................23
         Section 8.4. Maturity; Surrender, Etc..................................................................23
         Section 8.5. Purchase of Notes.........................................................................23
         Section 8.6. Make-Whole Amount.........................................................................23
         Section 8.7. Offer to Prepay Notes in the Event of Asset Sale..........................................25

SECTION 9. AFFIRMATIVE COVENANTS................................................................................26

         Section 9.1. Compliance with Law.......................................................................26
         Section 9.2. Insurance.................................................................................26
         Section 9.3. Maintenance of Properties.................................................................26
         Section 9.4. Payment of Taxes and Claims...............................................................26
         Section 9.5. Corporate Existence, Etc..................................................................27
         Section 9.6. Additional Subsidiary Guarantors..........................................................27
         Section 9.7. Designation of Subsidiaries...............................................................28
         Section 9.8. Notes to Rank Pari Passu..................................................................28

SECTION 10. NEGATIVE COVENANTS..................................................................................28

         Section 10.1. Consolidated Net Worth...................................................................28

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         Section 10.2. Limitations on Debt......................................................................29
         Section 10.3. Limitation on Liens......................................................................29
         Section 10.4. Sales of Assets..........................................................................31
         Section 10.5. Merger and Consolidation.................................................................32
         Section 10.6. Nature of Business.......................................................................32
         Section 10.7. Transactions with Affiliates.............................................................32
         Section 10.8. Restricted Payments......................................................................33
         Section 10.9. Share Repurchase Obligations.............................................................33

SECTION 11. EVENTS OF DEFAULT...................................................................................33

SECTION 12. REMEDIES ON DEFAULT, ETC............................................................................35

         Section 12.1. Acceleration.............................................................................35
         Section 12.2. Other Remedies...........................................................................36
         Section 12.3. Rescission...............................................................................36
         Section 12.4. No Waivers or Election of Remedies, Expenses, Etc........................................36

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.......................................................37

         Section 13.1. Registration of Notes....................................................................37
         Section 13.2. Transfer and Exchange of Notes...........................................................37
         Section 13.3. Replacement of Notes.....................................................................37

SECTION 14. PAYMENTS ON NOTES...................................................................................38

         Section 14.1. Place of Payment.........................................................................38
         Section 14.2. Home Office Payment......................................................................38

SECTION 15. EXPENSES, ETC.......................................................................................38

         Section 15.1. Transaction Expenses.....................................................................38
         Section 15.2. Survival.................................................................................39

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT........................................39

SECTION 17. AMENDMENT AND WAIVER................................................................................39

         Section 17.1. Requirements.............................................................................39
         Section 17.2. Solicitation of Holders of Notes.........................................................40
         Section 17.3. Binding Effect, Etc......................................................................40
         Section 17.4. Notes Held by Company, Etc...............................................................40

                                      -iii-

SECTION 18. NOTICES.............................................................................................41

SECTION 19. REPRODUCTION OF DOCUMENTS...........................................................................41

SECTION 20. CONFIDENTIAL INFORMATION............................................................................42

SECTION 21. SUBSTITUTION OF PURCHASER...........................................................................43

SECTION 22. MISCELLANEOUS.......................................................................................43

         Section 22.1. Successors and Assigns...................................................................43
         Section 22.2. Payments Due on Non-Business Days........................................................43
         Section 22.3. Severability.............................................................................43
         Section 22.4. Construction.............................................................................43
         Section 22.5. Counterparts.............................................................................44
         Section 22.6. Governing Law............................................................................44

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                             EXHIBITS AND SCHEDULES

INFORMATION SCHEDULE
SCHEDULE A      --    PURCHASER SCHEDULE
SCHEDULE B      --    DEFINITIONS

EXHIBIT A-1     --    FORM OF SERIES C NOTE
EXHIBIT A-2     --    FORM OF SERIES D NOTE
EXHIBIT A-3     --    FORM OF SERIES E NOTE
EXHIBIT A-4     --    FORM OF SHELF NOTE
EXHIBIT B       --    FORM OF DISBURSEMENT DIRECTION LETTER
EXHIBIT C       --    FORM OF REQUEST FOR PURCHASE
EXHIBIT D       --    FORM OF CONFIRMATION OF ACCEPTANCE
EXHIBIT E       --    FORM OF SUBSIDIARY GUARANTY
EXHIBIT F       --    FORM OF OPINION OF COMPANY AND GUARANTORS
                      COUNSEL

SCHEDULE 4.9    --    CHANGES IN CORPORATE STRUCTURE
SCHEDULE 5.4    --    SUBSIDIARIES AND AFFILIATES
SCHEDULE 5.5    --    FINANCIAL STATEMENTS
SCHEDULE 5.11   --    LICENSES AND PERMITS
SCHEDULE 5.15   --    EXISTING DEBT
SCHEDULE 10.3   --    EXISTING LIENS

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

                                  SCHAWK, INC.
                                 1695 RIVER ROAD
                           DES PLAINES, ILLINOIS 60018

                                            Dated as of January 28, 2005




Prudential Investment Management, Inc. ("PRUDENTIAL")

Each of the Purchasers named in
  the Purchaser Schedule attached
  hereto as purchasers of Series C
  Notes, Series D Notes or Series E
  Notes (the "INITIAL PURCHASERS")

Each other Prudential Affiliate (as
  hereinafter defined) which becomes
  bound by certain provisions of this
  Agreement as hereinafter provided

c/o Prudential Capital Group
Two Prudential Plaza, Suite 5600
Chicago, Illinois  60601

Ladies and Gentlemen:

         SCHAWK, INC., a Delaware corporation (the "COMPANY"), agrees with you as follows:

         SECTION 1. AUTHORIZATION OF NOTES.

         SECTION 1.1. AUTHORIZATION OF ISSUE OF SERIES C NOTES. The Company will authorize the issue of its senior promissory notes (the "SERIES C NOTES") in the aggregate principal amount of $10,000,000, to be dated the date of issue thereof, to mature January 28, 2010, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 4.81% per annum (provided that, during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Series C Notes the outstanding principal balance of the Series C Notes shall bear interest from and after the date of such Event of Default and until such Event of Default ceases to be in existence at the rate per annum from time to time equal to the Default Rate) and on overdue payments at the rate per annum from time to time equal to the Default Rate, and to be substantially in the form of Exhibit A-1 attached hereto. The terms "SERIES C NOTE" and "SERIES C NOTES" as used herein shall include each Series C Note delivered pursuant to any provision of this Agreement and each Series C Note delivered in substitution or exchange for any other Series C Note pursuant to any such provision.

         SECTION 1.2. AUTHORIZATION OF ISSUE OF SERIES D NOTES. The Company will authorize the issue of its senior promissory notes (the "SERIES D NOTES") in the aggregate principal amount of $20,000,000, to be dated the date of issue thereof, to mature January 28, 2011, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 4.99% per annum (provided that, during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Series D Notes the outstanding principal balance of the Series D Notes shall bear interest from and after the date of such Event of Default and until such Event of Default ceases to be in existence at the rate per annum from time to time equal to the Default Rate) and on overdue payments at the rate per annum from time to time equal to the Default Rate, and to be substantially in the form of Exhibit A-2 attached hereto. The terms "SERIES D NOTE" and "SERIES D NOTES" as used herein shall include each Series D Note delivered pursuant to any provision of this Agreement and each Series D Note delivered in substitution or exchange for any other Series D Note pursuant to any such provision.

         SECTION 1.3. AUTHORIZATION OF ISSUE OF SERIES E NOTES. The Company will authorize the issue of its senior promissory notes (the "SERIES E NOTES") in the aggregate principal amount of $20,000,000, to be dated the date of issue thereof, to mature January 28, 2012, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 5.17% per annum (provided that, during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Series E Notes the outstanding principal balance of the Series E Notes shall bear interest from and after the date of such Event of Default and until such Event of Default ceases to be in existence at the rate per annum from time to time equal to the Default Rate) and on overdue payments at the rate per annum from time to time equal to the Default Rate, and to be substantially in the form of Exhibit A-3 attached hereto. The terms "SERIES E NOTE" and "SERIES E NOTES" as used herein shall include each Series E Note delivered pursuant to any provision of this Agreement and each Series E Note delivered in substitution or exchange for any other Series E Note pursuant to any such provision.

         SECTION 1.4. AUTHORIZATION OF ISSUE OF SHELF NOTES. The Company will authorize the issue of its senior promissory notes (the "SHELF NOTES") in the aggregate principal amount of $25,000,000, to be dated the date of issue thereof, to mature, in the case of each Shelf Note so issued, no more than 10 years after the date of original issuance thereof, to have an average life, in the case of each Shelf Note so issued, of no more than 7 years after the date of original issuance thereof, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to
Section 2.2(5), and to be substantially in the form of Exhibit A-4 attached hereto. The terms "SHELF NOTE" and "SHELF NOTES" as used herein shall include each Shelf Note delivered pursuant to any provision of this Agreement and each Shelf Note delivered in substitution or exchange for any such Shelf Note pursuant to any such provision. The terms "NOTE" and "NOTES" as used herein shall include each Series C Note, each Series D Note, each Series E Note and each Shelf Note. Notes which have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods and (vi) the same date of issuance (which, in the case of a Note issued in exchange for

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another Note, shall be deemed for these purposes the date on which such Note's ultimate predecessor Note was issued), are herein called a "SERIES" of Notes.

         SECTION 2. SALE AND PURCHASE OF NOTES.

         SECTION 2.1. PURCHASE AND SALE OF SERIES C, SERIES D AND SERIES E NOTES. The Company hereby agrees to sell to each Initial Purchaser and, subject to the terms and conditions herein set forth, each Initial Purchaser agrees to purchase from the Company the aggregate principal amount of Series C Notes, Series D Notes and/or Series E Notes set forth opposite such Initial Purchaser's name on the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. On January 28, 2005 (herein called the "SERIES C-E CLOSING DATE"), the Company will deliver to each Initial Purchaser at the offices of Schiff Hardin LLP, at 6600 Sears Tower, Chicago, Illinois, one or more Series C Notes, Series D Notes and/or Series E Notes, as applicable, registered in such Initial Purchaser's name (or, if specified in the Purchaser Schedule, in the name of the nominee(s) for such Initial Purchaser specified in the Purchaser Schedule), evidencing the aggregate principal amount of Series C Notes, Series D Notes and/or Series E Notes to be purchased by such Initial Purchaser and in the denomination or denominations specified with respect to such Initial Purchaser in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to the account or accounts as shall be specified in a letter on the Company's letterhead, in substantially the form of Exhibit B attached hereto, from the Company to the Initial Purchasers delivered prior to the Series C-E Closing Date.

         SECTION 2.2. PURCHASE AND SALE OF SHELF NOTES.

         SECTION 2.2(1). FACILITY. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the "FACILITY". At any time, the aggregate principal amount of Shelf Notes stated in Section 1.4, minus the aggregate principal amount of Shelf Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the "AVAILABLE FACILITY AMOUNT" at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

         SECTION 2.2(2). ISSUANCE PERIOD. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) the third anniversary of the date of this Agreement (or if the date of such anniversary is not a Business Day, the Business Day next preceding such anniversary), (ii) the 30th day after Prudential shall have given to the Company, or the Company shall have given to Prudential, a written notice stating that it elects to terminate the issuance and

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sale of Notes pursuant to this Agreement (or if such 30th day is not a Business
Day, the Business Day next preceding such 30th day), (iii) the last Closing Date after which there is no Available Facility Amount, (iv) the termination of the Facility under Section 12.1 of this Agreement, and (v) the acceleration of any Shelf Note under Section 12.1 of this Agreement. The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the "ISSUANCE PERIOD".

         SECTION 2.2(3). REQUEST FOR PURCHASE. The Company may from time to time during the Issuance Period make requests for purchases of Shelf Notes (each such request being herein called a "REQUEST FOR PURCHASE"). Each Request for Purchase shall be made to Prudential by telecopier or overnight delivery service, and shall (i) specify the aggregate principal amount of Shelf Notes covered thereby, which shall not be less than $5,000,000 and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (ii) specify the principal amounts, final maturities (which shall be no more than 10 years from the date of issuance), average life (which shall be no more than 7 years from the date of issuance), principal prepayment dates (if any) and amounts and interest payment periods (quarterly or semi-annually in arrears) of the Shelf Notes covered thereby, (iii) specify the use of proceeds of such Shelf Notes,
(iv) specify the proposed day for the closing of the purchase and sale of such Shelf Notes, which shall be a Business Day during the Issuance Period not less than 10 days and not more than 25 days after the making of such Request for Purchase, (v) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Shelf Notes are to be transferred on the Closing Date for such purchase and sale, (vi) certify that the representations and warranties contained in Section 5 are true on and as of the date of such Request for Purchase and that there exists on the date of such Request for Purchase no Event of Default or Default, and (vii) be substantially in the form of Exhibit C attached hereto. Each Request for Purchase shall be in writing and shall be deemed made when received by Prudential.

         SECTION 2.2(4). RATE QUOTES. Not later than five Business Days after the Company shall have given Prudential a Request for Purchase pursuant to
Section 2.2(3), Prudential may, but shall be under no obligation to, provide to the Company by telephone or telecopier, in each case between 9:30 A.M. and 1:30 P.M. New York City local time (or such later time as Prudential may elect) interest rate quotes for the several principal amounts, maturities, principal prepayment schedules and interest payment periods of Shelf Notes specified in such Request for Purchase. Each quote shall represent the interest rate per annum payable on the outstanding principal balance of such Shelf Notes at which a Prudential Affiliate or Affiliates would be willing to purchase such Notes at 100% of the principal amount thereof.

         SECTION 2.2(5). ACCEPTANCE. Within the Acceptance Window with respect to any interest rate quotes provided pursuant to Section 2.2(4), the Company may, subject to Section 2.2(6), elect to accept such interest rate quotes as to not less than $5,000,000 aggregate principal amount of the Shelf Notes specified in the related Request for Purchase. Such election shall be made by an Authorized Officer of the Company notifying Prudential by telephone or telecopier within the Acceptance Window that the Company elects to accept such interest rate quotes, specifying the Shelf Notes (each such Shelf Note being herein called an "ACCEPTED NOTE") as to which such acceptance (herein called an "ACCEPTANCE") relates. The day the Company notifies Prudential of an Acceptance with respect to any Accepted Notes is herein called the "ACCEPTANCE DAY" for such Accepted Notes. Any interest rate quotes as to which Prudential does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on such expired interest rate quotes. Subject to Section 2.2(6) and the other terms and conditions hereof, the Company agrees to sell to a Prudential Affiliate or Affiliates, and Prudential agrees to cause the purchase by a Prudential Affiliate or Affiliates of, the Accepted Notes at 100% of the principal amount of such Notes. As soon as practicable following the Acceptance Day, the Company and each Prudential Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit D attached hereto (herein called a "CONFIRMATION OF ACCEPTANCE"). If the Company should fail to execute and return to Prudential within three Business Days following the Company's receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Prudential or any Prudential Affiliate may at its election at any time prior to Prudential's receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing.

         SECTION 2.2(6). MARKET DISRUPTION. Notwithstanding the provisions of
Section 2.2(5), if Prudential shall have provided interest rate quotes pursuant to Section 2.2(4) and thereafter prior to the time an Acceptance with respect to such quotes shall have been notified to Prudential in accordance with Section 2.2(5) the domestic market for U.S. Treasury securities or other financial instruments shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or other financial instruments, then such interest rate quotes shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on such expired interest rate quotes. If the Company thereafter notifies Prudential of the Acceptance of any such interest rate quotes, such Acceptance shall be ineffective for all purposes of this Agreement, and Prudential shall promptly notify the Company that the provisions of this Section 2.2(6) are applicable with respect to such Acceptance.

         SECTION 2.2(7). FACILITY CLOSINGS. Not later than 11:30 A.M. (New York City local time) on the Closing Date for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Prudential Capital Group, 180 North Stetson Street, Suite 5600, Chicago, Illinois 60601, Attention: Law Department, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of the Accepted Notes to be purchased on the Closing Date, dated the Closing Date and registered in such Purchaser's name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account specified in the Request for Purchase of such Notes. If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Date for such Accepted Notes as provided above in this Section 2.2(7), or any of the conditions specified in Section 4 shall not have been fulfilled by the time required on such scheduled Closing Date, the Company shall, prior to 1:00 P.M., New York City local time, on such scheduled Closing Date notify Prudential (which notification shall be deemed received by each Purchaser) in writing whether (i) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 10 Business Days after such scheduled Closing Date (the "RESCHEDULED CLOSING DATE")) and certify to Prudential (which certification shall be for the benefit of each Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in Section 4 on such Rescheduled Closing Date and that the Company will pay the Delayed Delivery Fee in accordance with Section 2.2(8)(iii) or (ii) such closing is to be canceled. In the event that the Company shall fail to give such notice referred to in the preceding sentence, Prudential (on behalf of each Purchaser) may at its election, at any time after 1:00 P.M., New York City local time, on such scheduled Closing Date, notify the Company in writing that such closing is to be canceled. Notwithstanding anything to the contrary appearing in this Agreement, the Company may not elect to reschedule a closing with respect to any given Accepted Notes on more than one occasion, unless Prudential shall have otherwise consented in writing.

         SECTION 2.2(8). FEES.

         SECTION 2.2(8)(i). STRUCTURING FEE. On the Series C-E Closing Date, the Company will pay to Prudential by wire transfer of immediately available funds a fee (herein called the "STRUCTURING FEE") in the amount of $25,000.00.

         SECTION 2.2(8)(ii). ISSUANCE FEE. The Company will pay to each Purchaser in immediately available funds a fee (herein called the "ISSUANCE FEE") on each Closing Date (other than the Series C-E Closing Date) in an amount equal to 0.10% of the aggregate principal amount of Notes sold to such Purchaser on such Closing Date.

         SECTION 2.2(8)(iii). DELAYED DELIVERY FEE. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Date for such Accepted Note, the Company will pay to the Purchaser which shall have agreed to purchase such Accepted Note (a) on the Cancellation Date or actual closing date of such purchase and sale and (b) if earlier, the next Business Day following 90 days after the Acceptance Day for such Accepted Note and on each Business Day following 90 days after the prior payment hereunder, a fee (herein called the "DELAYED DELIVERY FEE") calculated as follows:

                           (BEY - MMY) X DTS/360 X PA

where "BEY" means Bond Equivalent Yield, i.e., the bond equivalent yield per annum of such Accepted Note; "MMY" means Money Market Yield, i.e., the yield per annum on a commercial paper investment of the highest quality selected by Prudential and having a maturity date or dates the same as, or closest to, the Rescheduled Closing Date or Rescheduled Closing Dates for such Accepted Note (a new alternative investment being selected by Prudential each time such closing is delayed); "DTS" means Days to Settlement, i.e., the number of actual days elapsed from and including the original Closing Date for such Accepted Note (in the case of the first such payment with respect to such Accepted Note) or from and including the date of the next preceding payment (in the case of any subsequent Delayed Delivery Fee payment with respect to such Accepted Note) to but excluding the date of such payment; and "PA" means Principal Amount, i.e., the principal amount of the Accepted Note for which such calculation is being made. In no case shall the Delayed Delivery Fee be less than zero. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Date for such Accepted Note, as the same may be rescheduled from time to time in compliance with Section 2.2(7).

         SECTION 2.2(8)(iv). CANCELLATION FEE. If the Company at any time notifies Prudential in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if Prudential notifies the Company in writing under the circumstances set forth in the last sentence of Section 2.2(5) or the penultimate sentence of Section 2.2(7) that the closing of the purchase and sale of such Accepted Note is to be canceled, or if the closing of the purchase and sale of such Accepted Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification or the last day of the Issuance Period, as the case may be, being herein called the "CANCELLATION DATE"), the Company will pay to the Purchaser which shall have agreed to purchase such Accepted Note in immediately available funds an amount (the "CANCELLATION FEE") calculated as follows:

                                     PI X PA

where "PI" means Price Increase, i.e., the quotient (expressed in decimals) obtained by dividing (a) the excess of the ask price (as determined by Prudential) of the Hedge Treasury Note(s) on the Cancellation Date over the bid price (as determined by Prudential) of the Hedge Treasury Notes(s) on the Acceptance Day for such Accepted Note by (b) such bid price; and "PA" has the meaning ascribed to it in Section 2.2(8)(iii). The foregoing bid and ask prices shall be as reported by TradeWeb LLC (or, if such data for any reason ceases to be available through TradeWeb LLC, any publicly available source of similar market data). Each price shall be rounded to the second decimal place. In no case shall the Cancellation Fee be less than zero.

         SECTION 2.3. SUBSIDIARY GUARANTY. (a) The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of even date herewith, which shall be substantially in the form of Exhibit E attached hereto, and otherwise in accordance with the provisions of Section 9.6 hereof (the "SUBSIDIARY GUARANTY").

         (b) The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and any other Debt of the Company and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and
(iii) if any fee or other form of consideration is given to any holder of Debt of the Company in connection with such release, the holders of the Notes shall receive the same consideration (a "COLLATERAL RELEASE").

         SECTION 3. CLOSING.

         The sale and purchase of any Notes to be purchased by each Purchaser shall occur as provided in Section 2.1 or 2.2(7), as the case may be. If, on the Closing Date for any Notes, the Company shall fail to tender the Notes to any Purchaser as provided above in Section 2.1 or 2.2(7), as the case may be, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

         SECTION 4. CONDITIONS TO CLOSING.

         The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser on any Closing Date is subject to the fulfillment to such Purchaser's satisfaction, prior to or on such Closing Date, of the following conditions:

         SECTION 4.1. REPRESENTATIONS AND WARRANTIES.

         (a) Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of such Closing Date, both before and immediately after giving effect to the issuance of the Notes on the closing Date and the consummation of the transactions contemplated hereby.

         (b) Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of such Closing Date.

         SECTION 4.2. PERFORMANCE; NO DEFAULT. The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by the Company and each such Subsidiary Guarantor prior to or on such Closing Date, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) and the consummation of the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since December 31, 2003 that would have been prohibited by Section 10 hereof had such Section applied since such date.

         SECTION 4.3. COMPLIANCE CERTIFICATES.

         (a) Officer's Certificate of the Company. The Company shall have delivered to such Purchaser an Officer's Certificate, dated such Closing Date, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

         (b) Secretary's Certificate of the Company. The Company shall have delivered to such Purchaser a certificate, dated such Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

         (c) Officer's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated such Closing Date, certifying that the conditions specified in Sections 4.1(b),
4.2 and 4.9 have been fulfilled.

         (d) Secretary's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate, dated such Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

         SECTION 4.4. OPINIONS OF COUNSEL. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated such Closing Date (a) from Vedder, Price, Kaufman & Kammholz, special counsel for the Company, covering the matters set forth in Exhibit F and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (b) from Wiley S. Adams, Vice President and Corporate Counsel of Prudential or such other counsel who is acting as special counsel for Prudential in connection with this transaction, a favorable opinion satisfactory to Prudential as to such matters incident to the matters herein contemplated as it may reasonably request.

         SECTION 4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC. On such Closing Date each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

         SECTION 4.6. ACQUISITION OF SEVEN WORLDWIDE; RELATED EQUITY FINANCING. With respect to the Series C-E Closing Date, the Stock Purchase Agreement dated December 17, 2004, among the Company, Seven Worldwide, Inc., a Delaware corporation, KAGT Holdings, Inc., a Delaware corporation ("SEVEN WORLDWIDE HOLDINGS"), Kohlberg Investors IV, L.P., Kohlberg TE Investors IV, L.P., Kohlberg Offshore Investors IV, L.P., Kohlberg Partners IV, L.P., KOCO Investors, L.P., Silver Point Capital Fund, L.P., Silver Point Capital Offshore Fund, Limited, Hudson River Co. Investment Fund, L.P., and VOIII, LLC (the "ACQUISITION AGREEMENT"), providing for the acquisition of stock of Seven Worldwide Holdings for an aggregate purchase price not in excess of $191,000,000, subject to the adjustment for working capital as set forth therein, plus related fees and expenses, shall be in form and substance satisfactory to such Purchaser, shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Such Purchaser shall have received a copy of the Acquisition Agreement and all instruments, documents and agreements related thereto or to such equity financing, certified by an Officer's Certificate of the Company, dated Series C-E Closing Date, as correct and complete.

         SECTION 4.7. PAYMENT OF SPECIAL COUNSEL FEES. Without limiting the provisions of Section 15.1, the Company shall have paid on or before such Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of Schiff Hardin LLP, Purchasers' special counsel, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing Date.

         SECTION 4.8. PRIVATE PLACEMENT NUMBER. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         SECTION 4.9. CHANGES IN CORPORATE STRUCTURE. Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

         SECTION 4.10. SUBSIDIARY GUARANTY. The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor, such Purchaser shall have received a true, correct and complete copy thereof and, with respect to each Closing Date subsequent to the Series C-E Closing Date, each Subsidiary Guarantor shall have executed and delivered to such Purchaser a Guaranty Ratification in the form attached to the Subsidiary Guaranty.

         SECTION 4.11. PAYMENT OF FEES. The Company shall have paid to Prudential or such Purchaser in immediately available funds any fees due it pursuant to or in connection with this Agreement, including the Structuring Fee due pursuant to Section 2.2(8)(i), any Issuance Fee due pursuant to paragraph 2.2(8)(ii) and any Delayed Delivery Fee due pursuant to paragraph 2.2(8)(iii).

         SECTION 4.12. MATERIAL ADVERSE CHANGE. No material adverse change in the business, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries, taken as a whole, or Seven Worldwide and its Subsidiaries, taken as a whole, in either case since December 31, 2003 shall have occurred or be threatened, as determined by such Purchaser in its sole judgment.

         SECTION 4.13. AMENDMENT TO 1995 NOTE AGREEMENT. With respect to the Series C-E Closing Date, the Company shall have entered into an amendment to the 1995 Note Agreement which amends the 1995 Note Agreement to conform the covenants therein to the covenants set forth herein, all in form and substance satisfactory to such Purchaser, and all conditions precedent to the effectiveness of such amendment shall have been satisfied.

         SECTION 4.14. BANK CREDIT AGREEMENT. The Company, the Administrative Agent and the other financial institutions parties to the Bank Credit Agreement shall have entered into the Bank Credit Agreement, in form and substance satisfactory such Purchaser, all conditions precedent to the making of loans thereunder shall have been satisfied (other than the closing of the acquisition referenced to in Section 4.6), and the Bank Credit Agreement shall be in full force and effect. Such Purchaser shall have received copies of the Bank Credit Agreement and such of the closing documents delivered thereunder as such Purchaser may request.

         SECTION 4.15. AMENDMENT TO 2003 NOTE AGREEMENT. The Company and the holders of the 2003 Notes shall have entered into an amendment to the 2003 Note Agreement which amends Sections 9.6, 10.2(b) and 10.4 of the 2003 Note Agreement to conform those Sections to

Sections 9.6, 10.2(b) and 10.4 as set forth herein, all in form and substance satisfactory to such Purchaser, all conditions precedent to the effectiveness of such amendment shall have been satisfied and such amendment shall be in full force and effect. Such Purchaser shall have received a copy of such amendment.

         SECTION 4.16. PROCEEDINGS AND DOCUMENTS. All corporate or other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         SECTION 5.1. ORGANIZATION; POWER AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

         SECTION 5.2. AUTHORIZATION, ETC. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 5.3. DISCLOSURE. The Public Filings of the Company fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. This Agreement, the Public Filings of the Company, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2003, there has been no change in the financial condition, operations, business or properties of the Company or any of its Restricted Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Public Filings of the Company or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

         SECTION 5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and whether, as of the Series C-E Closing Date, such Subsidiary is a Restricted or an Unrestricted Subsidiary, and all other Investments of the Company and its Restricted Subsidiaries, (ii) the Company's Affiliates, other than Subsidiaries, and (iii) the Company's directors and senior officers.

         (b) Except with respect to De Minimis Subsidiaries, all of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

         (c) Except with respect to De Minimis Subsidiaries, each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except with respect to De Minimis Subsidiaries, each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (d) Except with respect to De Minimis Subsidiaries, no Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         SECTION 5.5. FINANCIAL STATEMENTS. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes), and any financial statements delivered pursuant to Section 7.1, fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         SECTION 5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

         SECTION 5.7. GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

         SECTION 5.8. LITIGATION; OBSERVANCE OF STATUTES AND ORDERS. (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.9. TAXES. The Company and its Restricted Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction which the failure to file would result in a Material Adverse Effect, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2000.

         SECTION 5.10. TITLE TO PROPERTY; LEASES. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties which the Company and its Restricted Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         SECTION 5.11. LICENSES, PERMITS, ETC. Except as disclosed in Schedule 5.11, (a) the Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

         (b) to the best knowledge of the Company, no product of the Company or any of its Restricted Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

         SECTION 5.12. COMPLIANCE WITH ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

         (c) The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

         (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

         (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section
6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

         SECTION 5.13. PRIVATE OFFERING BY THE COMPANY. Neither the Company nor anyone acting on the Company's behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than ten (10) other Institutional Investors, each of which has been offered the Notes in connection with a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

         SECTION 5.14. USE OF PROCEEDS; MARGIN REGULATIONS. The Company will apply the proceeds of the sale of the Series C Notes, the Series D Notes and the Series E Notes to pay a portion of the purchase price for the acquisition of the stock described in Section 4.6, and will hold such proceeds in cash or cash equivalent investments until the consummation of such closing. The Company will not amend the Acquisition Agreement in any manner materially adverse to the Company or the holders of the Notes prior to the consummation of the acquisition thereunder without the consent of the Required Holders(s). The Company will apply the proceeds of the sale of any Series of Shelf Notes as specified in the Request for Purchase with respect to such Series. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U. None of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer.

         SECTION 5.15. EXISTING DEBT; FUTURE LIENS. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of January 28, 2005, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
Section 10.4.

         SECTION 5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or is in violation of any federal statute or Presidential Executive Order, including without limitation Executive Order 13224 66 Fed. Reg. 49079 (September 25, 2001) (Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit or Support Terrorism), or The USA Patriot Act.

         SECTION 5.17. STATUS UNDER CERTAIN STATUTES. Neither the Company nor any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

         SECTION 5.18. ENVIRONMENTAL MATTERS. Neither the Company nor any Restricted Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging damage to the environment or any violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing:

         (a) neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties or to other assets now or formerly owned, leased or operated by any of them or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

         (b) neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws and in any manner that could reasonably be expected to result in a Material Adverse Effect; and

         (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.19. NOTES RANK PARI PASSU. The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Company, including, without limitation, all senior unsecured Debt of the Company described in
Schedule 5.15 hereto.

         SECTION 5.20. SHARE REPURCHASE OBLIGATIONS. Neither the Company nor any Subsidiary is a party to any agreement requiring it to, or is otherwise obligated to, repurchase any shares of the Company's capital stock issued in connection with the acquisition described in Section 4.6.

         SECTION 6. REPRESENTATIONS OF THE PURCHASER.

         SECTION 6.1. PURCHASE FOR INVESTMENT. Each Purchaser represents that it is an institutional "accredited investor," as such term is defined in Regulation D under the Securities Act of 1933, as amended, and is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         SECTION 6.2. SOURCE OF FUNDS. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

         (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement for such Purchaser most recently filed with such Purchaser's state of domicile; or

         (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser prior to the execution and delivery of this Agreement has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

         (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c) prior to the execution and delivery of this Agreement; or

         (d) the Source is a governmental plan; or

         (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which prior to the execution and delivery of this Agreement has been identified to the Company in writing pursuant to this paragraph (e); or

         (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

         (g) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

         If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Company shall deliver on the date of issuance of such Notes and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this
Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         SECTION 7. INFORMATION AS TO COMPANY.

         SECTION 7.1. FINANCIAL AND BUSINESS INFORMATION. The Company shall deliver to Prudential and each holder of Notes that is an Institutional
Investor:

         (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

         (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on

         Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

         (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and
(ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

         (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

         (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

         (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

         (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

         Notwithstanding the foregoing, in the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the total consolidated assets of the Company and its Subsidiaries, or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Section 7.1(a) and (b) above, the Company shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b).

         SECTION 7.2. OFFICER'S CERTIFICATE. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

         (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.4 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

         (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         SECTION 7.3. INSPECTION. The Company shall permit the representatives of Prudential and each holder of Notes that is an Institutional Investor:

         (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times during normal business hours and as often as may be reasonably requested in writing; and

         (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

         SECTION 8. PAYMENT OF THE NOTES.

         SECTION 8.1. REQUIRED PREPAYMENTS.

         SECTION 8.1(1). NO REQUIRED PREPAYMENTS OF SERIES C NOTES, SERIES D NOTES OR SERIES E NOTES. The Series C Notes, the Series D Notes and the Series E Notes shall be subject to prepayment only with respect to the optional prepayments permitted by Section 8.2.

         SECTION 8.1(2). REQUIRED PREPAYMENTS OF SHELF NOTES. Each Series of Notes shall be subject to required prepayments, if any, set forth in the Notes of such Series (provided that upon any purchase of any Series of Shelf Notes pursuant to Section 8.5 or 8.7 the principal amount of each required prepayment of such Series of Shelf Notes becoming due under this Section 8.1(2) on and after the date of such purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of such Series of Shelf Notes is reduced as the result of such purchase).

         SECTION 8.2. OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any Series, in an amount not less than $2,000,000 in the aggregate principal amount of the Notes of such Series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Note then outstanding. The Company will give each holder of Notes to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note of such Series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated respective Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes to be prepaid a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date. Any partial prepayment of Notes of any Series pursuant to this Section 8.2 shall be applied in satisfaction of any required payments of principal thereof (including the required payment of principal of principal due upon the maturity thereof) under Section 8.1 hereof in inverse order of their scheduled due dates.

         SECTION 8.3. ALLOCATION OF PARTIAL PREPAYMENTS. In the case of each partial prepayment of the Notes of any Series pursuant to the provisions of
Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

         SECTION 8.4. MATURITY; SURRENDER, ETC. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         SECTION 8.5. PURCHASE OF NOTES. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of such Series in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes of such Series made by the Company or an Affiliate pro rata to the holders of the Notes of such Series upon the same terms and conditions. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         SECTION 8.6. MAKE-WHOLE AMOUNT. The term "MAKE-WHOLE AMOUNT" means with respect to a Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of the Note, over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

         "CALLED PRINCIPAL" means, with respect to a Note, the principal of the Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

         "DISCOUNTED VALUE" means, with respect to the Called Principal of a Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "REINVESTMENT YIELD" means, with respect to the Called Principal of a Note, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market Screen (or such other display as may replace "PX-1" on the Bloomberg Financial Market Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

         "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of a Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

         "SETTLEMENT DATE" means, with respect to the Called Principal of a Note, the date on which such Called Principal is to be prepaid pursuant to
Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

         SECTION 8.7. OFFER TO PREPAY NOTES IN THE EVENT OF ASSET SALE.

         (a) Notice of Offer to Prepay Notes From Asset Sale Proceeds. The Company will, within sixty days prior to any application of any Net Proceeds to prepay or retire Senior Debt of the Company and/or its Restricted Subsidiaries pursuant to Section 10.4(2) hereof, give written notice of such application to each holder of the Notes. Such notice shall contain and constitute an offer to prepay the Notes as described in Section 8.7(c) and shall be accompanied by the certificate described in Section 8.7(f).

         (b) Notice of Acceptance of Offer under Section 8.7(a). If the Company shall at any time receive an acceptance to an offer to prepay Notes under
Section 8.7(a) from some, but not all, of the holders of the Notes, then the Company will, within two Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes which has notified the Company that it requests to receive notices under this Section 8.7(b).

         (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by
Section 8.7(c) shall be an offer to prepay, in accordance with and subject to this Section 8.7, on the date specified in such offer (the "PROPOSED SALE PROCEEDS PREPAYMENT DATE"), a principal amount of the Notes of each Series held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) that is equal to the product of (x) the total amount of such Net Proceeds which is to be used to pay Senior Debt of the Company and/or its Restricted Subsidiaries pursuant to Section 10.4(2), and (y) a fraction, the numerator of which is the outstanding principal amount of the Notes of such Series held by such holder on the Proposed Sale Proceeds Prepayment Date and the denominator of which is the outstanding principal amount of all Senior Debt on the Proposed Sale Proceeds Prepayment Date. Such Proposed Sale Proceeds Prepayment Date shall be not less than 30 days after the date of such offer and not later than the date upon which any such Net Proceeds will be used to pay any other Senior Debt (if the Proposed Sale Proceeds Prepayment Date shall not be specified in such offer, the Proposed Sale Proceeds Prepayment Date shall be the 30th day after the date of such offer).

         (d) Rejection; Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company prior to the Proposed Sale Proceeds Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

         (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this
Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Sale Proceeds Prepayment Date.

         (f) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying
(i) the Proposed Sale Proceeds Prepayment Date, (ii) that such offer is made pursuant to this Section 8.7, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Sale Proceeds Prepayment Date, (v) that the conditions of this Section 8.7 have been fulfilled, and (vi) in reasonable detail, a description of the property sold, leased or otherwise disposed of, the Net Proceeds from such sale, lease or other disposition, and the details of the determination of the amount of such Net Proceeds to be applied to each Note.

         SECTION 9. AFFIRMATIVE COVENANTS.

         The Company covenants that during the Issuance Period so long thereafter as any of the Notes are outstanding:

         SECTION 9.1. COMPLIANCE WITH LAW. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 9.2. INSURANCE. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except for any non-maintenance that could not reasonably be expected to have a Material Adverse Effect.

         SECTION 9.3. MAINTENANCE OF PROPERTIES. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 9.4. PAYMENT OF TAXES AND CLAIMS. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary not permitted by Section 10.4, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         SECTION 9.5. CORPORATE EXISTENCE, ETC. Subject to Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, to have a Material Adverse Effect.

         SECTION 9.6. ADDITIONAL SUBSIDIARY GUARANTORS. The Company will cause any Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Debt in respect of the Bank Credit Agreement or which becomes a party to, or otherwise guaranties, any other Debt of the Company, to enter into the Subsidiary Guaranty and deliver to Prudential and each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement or with respect to such other Debt) the following items:

         (a) a joinder agreement in respect of the Subsidiary Guaranty;

         (b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

         (c) an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

Notwithstanding the foregoing, so long as the Intercreditor Agreement shall be in effect and applicable thereto, any Subsidiary that becomes a party to the Bank Credit Agreement solely to borrow loans in Canadian Dollars thereunder shall not be required to enter into the Subsidiary Guaranty and make the foregoing deliveries so long as the outstanding amount of all Debt of such Subsidiary, and any other Subsidiary which is a party to the Bank Credit Agreement as a borrower of loans in Canadian Dollars, does not exceed 105% of the Maximum Canadian Amount (as defined in the Bank Credit Agreement) and any Subsidiary that becomes a party to the Bank Credit Agreement solely to borrow loans in Alternate Currencies (as defined in the Bank Credit Agreement) other than Canadian Dollars thereunder shall not be required to enter into the Subsidiary Guaranty and make the foregoing deliveries so long as the outstanding United States Dollar equivalent amount of all Debt of such Subsidiary, and any other Subsidiary which is a party to the Bank Credit Agreement as a borrower of loans in such Alternate Currencies, does not exceed 105% of the Maximum Eurocurrency Amount (as defined in the Bank Credit Agreement). If at any time there are loans outstanding under the Bank Credit Agreement in Canadian Dollars or Alternate Currencies to Subsidiaries that are not Subsidiary Guarantors and are not excepted under the preceding sentence, an Event of Default shall exist without any notice or the expiration of the 30 day period provided for in Section 11(d).

         SECTION 9.7. DESIGNATION OF SUBSIDIARIES. The Company may from time to time cause any Subsidiary (other than a Subsidiary Guarantor) to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement, and (b) the Company and its Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be redesignated as a Restricted Subsidiary on more than one occasion. Within ten (10) days following any designation described above, the Company will deliver to Prudential and each holder of the Notes a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Company certifying compliance with all requirements of this Section 9.7 and setting forth all information required in order to establish such compliance.

         SECTION 9.8. NOTES TO RANK PARI PASSU. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Company.

         SECTION 10. NEGATIVE COVENANTS.

         The Company covenants that during the Issuance Period and thereafter so long as any of the Notes are outstanding:

         SECTION 10.1. CONSOLIDATED NET WORTH. The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $187,200,000, plus (b) 25% of Consolidated Net Income (but only if a positive number) for each fiscal quarter, beginning with the fiscal quarter ending March 31, 2005, ended on or before the date of determination of compliance with this covenant, plus
(c) the aggregate amount of Net Proceeds received by the Company subsequent to the Series C-E Closing Date from the sale or other issuance of any capital stock of the Company.

         SECTION 10.2. LIMITATIONS ON DEBT.

         (a) Consolidated Debt. The Company will not, at any time, permit the ratio of Consolidated Debt to Consolidated EBITDA (Consolidated EBITDA to be calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then ended) to exceed 3.50 to 1.00.

         (b) Priority Debt. The Company will not, at any time, permit the aggregate amount of all Priority Debt to exceed 15% of Consolidated Total Capitalization (Consolidated Total Capitalization to be determined as of the end of the then most recently ended fiscal quarter of the Company), other than Priority Debt consisting of (i) unsecured guaranties by Subsidiary Guarantors of Debt of Company, which Debt when incurred by Company did not result in a violation of Section 10.2(a) provided the Subsidiary Guaranty shall be in effect or (ii) Debt of the Company under the Bank Agreement, evidenced by the 2003 Notes or the 1995 Notes, or constituting Hedging Obligations (as defined in the Bank Credit Agreement) owed to a Bank Lender or an Affiliate thereof, and guaranties by Subsidiary Guarantors of such Debt, but only if the Subsidiary Guaranty shall be in effect, secured by security interests in Capital Stock of Foreign Incorporated Subsidiaries granted to the Collateral Agent, but only if the Intercreditor Agreement shall be in effect and applicable thereto.

         SECTION 10.3. LIMITATION ON LIENS. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and subject to an intercreditor agreement reasonably satisfactory to the Required Holder(s) among the holders of the Notes and the holders of such other obligations, and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

         (a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by
Section 9.4;

         (b) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

         (c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', carriers', warehousemen's, mechanics', materialmen's and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

         (d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, on Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

         (e) Liens securing Debt of a Restricted Subsidiary to the Company or to a Restricted Subsidiary;

         (f) Liens existing as of the Series C-E Closing Date and reflected in
Schedule 10.3;

         (g) Liens incurred after the Series C-E Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property, the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

         (h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary prior to its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

         (i) any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (e), (f) and (g) of this Section 10.3, provided that
(i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and
(iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

         (j) Liens securing Priority Debt of the Company or any Restricted Subsidiary, provided that (1) the aggregate principal amount of any such Priority Debt shall be permitted by Section 10.2 and (2) except as otherwise provided in Section 10.2, no such Lien shall secure any Debt outstanding under the Bank Credit Agreement.

         SECTION 10.4. SALES OF ASSETS. The Company will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Restricted Subsidiaries (including without limitation the sale or transfer of assets in a sale and leaseback transaction or a securitization transaction or a sale of equity interest in any Subsidiary); provided, however, that the Company or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Restricted Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the Net Proceeds received from such sale, lease or other disposition shall be used within 365 days of such sale, lease or disposition, in any combination:

         (1) to acquire productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; or

         (2) to prepay or retire Senior Debt of the Company and/or its Restricted Subsidiaries, provided that the Company shall comply with the provisions of Section 8.7 hereof; and

         As used in this Section 10.4, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Company and its Restricted Subsidiaries if either (x) the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 15% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition or (y) the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during the period of 36 consecutive months ending on the date of such sale, lease or other disposition, exceeds 30% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" any (i) sale or disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries and (ii) any transfer of assets from the Company to any Restricted Subsidiary or from any Restricted Subsidiary to the Company or a Restricted Subsidiary. For the avoidance of doubt, any sale, lease or other dispositions of property by the Company or any Restricted Subsidiary to an Unrestricted Subsidiary shall not be excluded from any determination of a "substantial part" and the Company will not, and will not permit any of its Restricted Subsidiaries to, make a sale, lease or other disposition of property to an Unrestricted Subsidiary except in exchange for consideration having a Fair Market Value at least equal to the Fair Market Value of the property sold, leased or otherwise disposed of.

         SECTION 10.5. MERGER AND CONSOLIDATION. The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

         (1) any Restricted Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Restricted Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section
10.4 (and, if such conveyance, transfer or lease constitutes a conveyance, transfer or lease of substantially all of the consolidated assets of the Company, in compliance with the provisions of clause (2) of this Section 10.5); and

         (2) the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

         (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "SUCCESSOR CORPORATION"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

         (b) if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect; and

         (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

         SECTION 10.6. NATURE OF BUSINESS. The Company and its Restricted Subsidiaries will not engage in any business, if, as a result, when taken as a whole, the general nature of the business of the Company and its Restricted Subsidiaries would be substantially changed from the general nature of the business conducted by the Company and its Restricted Subsidiaries on the date of this Agreement as described in the Company's report on Form 10-K for the year ending December 31, 2003.

         SECTION 10.7. TRANSACTIONS WITH AFFILIATES. The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         SECTION 10.8. RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment, if, at the time such Restricted Payment is declared or made, or after giving effect thereto, a Default or an Event of Default exists.

         SECTION 10.9. SHARE REPURCHASE OBLIGATIONS. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement requiring it to, or otherwise become obligated to, repurchase any shares of the Company's capital stock issued in connection with the acquisition described in
Section 4.6, except repurchases (i) which do not exceed, in the aggregate for any fiscal year, $10,000,000 (ii) are made at a time when no Default or Event of Default exists or would exist after giving effect thereto.

         SECTION 11. EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

         (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

         (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

         (c) the Company defaults in the performance of or compliance with any term contained in Section 10.1 through Section 10.5, inclusive, or any Subsidiary Guarantor defaults in the performance of or compliance with any term of the Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

         (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

         (e) any Subsidiary Guaranty ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 2.3(b) hereof), or any Subsidiary Guarantor or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty; or

         (f) any representation or warranty made in writing by or on behalf of the Company or Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in any writing furnished in connection with the transactions contemplated hereby or by any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

         (g) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $5,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable or one or more Persons has the right to declare such Debt to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000 or one or more Persons have the right to require the Company or any Restricted Subsidiary to purchase or repay such Debt; or

         (h) the Company, any Material Subsidiary or any Subsidiary Guarantor
(i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

         (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, any of its Material Subsidiaries or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any of its Material Subsidiaries or any Subsidiary Guarantor, or any such petition shall be filed against the Company, any of its Material Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

         (j) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company, its

Restricted Subsidiaries or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

         (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under
Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,
(iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

         As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         SECTION 12. REMEDIES ON DEFAULT, ETC.

         SECTION 12.1. ACCELERATION. (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes of every Series then outstanding shall automatically become immediately due and payable, and the Facility shall automatically terminate.

         (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable, and Prudential may, by notice to the Company, terminate the Facility.

         (c) If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

         Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount or other premium determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount or other premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         SECTION 12.2. OTHER REMEDIES. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         SECTION 12.3. RESCISSION. At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount or premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount or premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         SECTION 12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

         SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         SECTION 13.1. REGISTRATION OF NOTES. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         SECTION 13.2. TRANSFER AND EXCHANGE OF NOTES. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof) of the same Series, the Company shall execute and deliver not more than 5 Business Days following surrender of such Note, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

         SECTION 13.3. REPLACEMENT OF NOTES. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

         (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

         (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

         SECTION 14. PAYMENTS ON NOTES.

         SECTION 14.1. PLACE OF PAYMENT. Subject to Section 14.2, payments of principal, Make-Whole Amount or premium, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of The Bank of New York in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         SECTION 14.2. HOME OFFICE PAYMENT. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount or premium, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Purchaser Schedule attached hereto (in the case of any Series C Note, Series D Note or Series E Note) or to the applicable Confirmation of Acceptance to which it is a party (in the case of any Shelf Notes), or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Person's nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

         SECTION 15. EXPENSES, ETC.

         SECTION 15.1. TRANSACTION EXPENSES. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of one special counsel for the Purchasers and, if reasonably required, local or other counsel) incurred by Prudential or each Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable out-of-pocket costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand by any Governmental Authority issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable out-of-pocket costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any reasonable fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

         SECTION 15.2. SURVIVAL. The obligations of the Company under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

         SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

         SECTION 17. AMENDMENT AND WAIVER.

         SECTION 17.1. REQUIREMENTS. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company, the Required Holders and Prudential, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or premium on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20, (iii) with the written consent of Prudential (and not without the written consent of Prudential) the provisions of paragraph 2.2 may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of Notes which shall have become Accepted Notes prior to such amendment or waiver), and (iv) with the written consent of all of the Purchasers which shall have become obligated to purchase Accepted Notes of any Series (and not without the written consent of all such Purchasers), any of the provisions of paragraphs 2.2 and 4 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Accepted Notes of such Series or the terms and provisions of such Accepted Notes.

         SECTION 17.2. SOLICITATION OF HOLDERS OF NOTES.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of any of the terms and provisions hereof or any Supplement unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         SECTION 17.3. BINDING EFFECT, ETC. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and Prudential or the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of Prudential or any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         SECTION 17.4. NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

         SECTION 18. NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

         (i) if to Prudential, to Prudential at the address specified for such communications in Schedule A to this Agreement, or at such other address as Prudential shall have specified to the Company in writing pursuant to this
Section 18;

         (ii) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in the Purchaser Schedule attached hereto (in the case of the Series C Notes, the Series D Notes or the Series E Notes) or attached to the applicable Confirmation of Acceptance to which such Purchaser is a party (in the case of any Shelf Notes), or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing,

         (iii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18, or

         (iv) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to Vedder Price Kaufman & Kammholz, P.C., 222 North LaSalle, Suite 2600, Chicago, Illinois 60601, Attn: John McEnroe, Telephone: 312/609-7885, Fax: 312/609-5005,
jmcenroe@vedderprice.com or at such other address as the Company shall have specified to the holder of each Note in writing.

         Notices under this Section 18 will be deemed given only when actually received.

         SECTION 19. REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at any closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

         SECTION 20. CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to such Purchaser under Section
7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates who shall have agreed in writing to be bound by the provisions contained in Section 20 prior to its receipt of such Confidential Information (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this
Section 20. Notwithstanding anything herein to the contrary, and to the extent not otherwise prohibited by applicable securities laws, each Purchaser (and each employee, representative or other agent of each Purchaser) may disclose to any Person, without limitations of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the offering of the Notes and all materials of any kind (including opinions or other tax analyses) that are or have been provided to each Purchaser relating to such tax treatment or tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the offering as well as other information, such permitted disclosure shall apply solely to such facts and relevant portions of the document or similar item that relate to such tax treatment or tax structure.

         SECTION 21. SUBSTITUTION OF PURCHASER.

         Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "PURCHASER" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "PURCHASER" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

         SECTION 22. MISCELLANEOUS.

         SECTION 22.1. SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         SECTION 22.2. PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         SECTION 22.3. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 22.4. CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         SECTION 22.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         SECTION 22.6. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

         When this Agreement is executed and delivered by the Company and Prudential and the other Initial Purchasers, it shall become a binding agreement between the Company and Prudential and the other Initial Purchasers. This Agreement shall also inure to the benefit of each Purchaser which shall have executed and delivered a Confirmation of Acceptance and each such Purchaser shall be bound by this Agreement to the extent provided in such Confirmation of Acceptance. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                            Very truly yours,


                                            SCHAWK, INC.



                                            By: /s/ James J. Patterson
                                                --------------------------------
                                                Name:  James J. Patterson
                                                Title: Senior Vice President &
                                                       Chief Financial Officer


The foregoing is hereby agreed to
as of the date hereof:


PRUDENTIAL INVESTMENT MANAGEMENT, INC.



By: /s/ Mathew Douglass
    ------------------------------------
    Name:  Mathew Douglass
    Title: Vice President


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



By: /s/ Mathew Douglass
    -----------------------------------
    Vice President

RGA REINSURANCE COMPANY

By:      Prudential Private Placement Investors, L.P.
         (as Investment Advisor)

By:      Prudential Private Placement Investors, Inc.
         (as its General Partner)




By:      /s/ Mathew Douglass
         -----------------------------------
         Vice President

                               PURCHASER SCHEDULE


PRUDENTIAL INVESTMENT MANAGEMENT, INC.

(1) All payments to Prudential shall be made by wire transfer of immediately available funds for credit to:

         Account No.  890-0496-916

         The Bank of New York
         New York, New York
         (ABA No.: 021-000-018)

(2) Address for all notices relating to payments:

         Prudential Investment Management, Inc.
         c/o The Prudential Insurance Company of America
         Investment Operations Group
         Gateway Center Two, 10th Floor
         100 Mulberry Street
         Newark, New Jersey 07102-4077

         Attention:  Manager

(3) Address for all other communications and notices:

         Prudential Investment Management, Inc.
         c/o Prudential Capital Group
         Two Prudential Plaza, Suite 5600
         Chicago, Illinois  60601

         Attention:  Managing Director

(4)      Recipient of telephonic prepayment notices:

         Manager, Trade Management Group
         Telephone:  (973) 367-3141
         Facsimile:  (800) 224-2278

(5) Tax Identification No.: 22-2540245

                               PURCHASER SCHEDULE
                                  SCHAWK, INC.
                      4.81% SERIES C SENIOR NOTES DUE 2010

                                                                                    AGGREGATE PRINCIPAL
                                                                                     AMOUNT OF NOTES TO            NOTE
                                                                                        BE PURCHASED          DENOMINATION(S)
                                                                                    -------------------     ------------------

           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                  $10,000,000             $5,000,000
                                                                                                            (the "FIRST NOTE")
(1)        All payments on account of Notes held by such purchaser shall be made
           by wire transfer of immediately available funds for credit to:                                       $5,000,000
                                                                                                            (the "SECOND NOTE")
           Account No.:  P86188 (please do not include spaces) (in the case of payments on account of the First Note)

           Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Second Note)

           JPMorgan Chase Bank
           New York, NY
           ABA No.:  021-000-021

           Each such wire transfer shall set forth the name of the Company, a reference to "4.81% Series C Senior Notes due 2010, Security No.
           INV10155, PPN _____" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

           The Prudential Insurance Company of America
           c/o Investment Operations Group
           Gateway Center Two, 10th Floor
           100 Mulberry Street
           Newark, NJ 07102-4077

           Attention:  Manager, Billings and Collections

(3)        Address for all other communications and notices:

                                       2

           The Prudential Insurance Company of America
           c/o Prudential Capital Group
           Two Prudential Plaza, Suite 5600
           180 N. Stetson Avenue
           Chicago, IL 60601

           Attention:  Managing Director

(4)        Recipient of telephonic prepayment notices:

           Manager, Trade Management Group

           Telephone:  (973) 367-3141
           Facsimile:   (800) 224-2278

(5)        Address for Delivery of Notes:

           Send physical security by nationwide overnight delivery service to:

           Prudential Capital Group
           Two Prudential Plaza, Suite 5600
           180 N. Stetson Avenue
           Chicago, IL 60601

           Attention:  Wiley S. Adams
           Telephone:  (312) 540-4204

(6)        Tax Identification No.: 22-1211670

                                       3

                               PURCHASER SCHEDULE
                                  SCHAWK, INC.
                      4.99% SERIES D SENIOR NOTES DUE 2011


                                                                                    AGGREGATE PRINCIPAL
                                                                                     AMOUNT OF NOTES TO            NOTE
                                                                                        BE PURCHASED          DENOMINATION(S)
                                                                                    -------------------     ------------------

           THE PRUDENTIAL INSURANCE COMPANY OF  AMERICA                                 $11,600,000             $10,000,000
                                                                                                                $1,600,000
(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

           Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $10,000,000)

           Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $1,600,000)

           JPMorgan Chase Bank
           New York, NY
           ABA No.:  021-000-021

           Each such wire transfer shall set forth the name of the Company, a reference to "4.99% Series D Senior Notes due 2011, Security No.
           INV10155, PPN _____" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

           The Prudential Insurance Company of America
           c/o Investment Operations Group
           Gateway Center Two, 10th Floor
           100 Mulberry Street
           Newark, NJ 07102-4077

           Attention:  Manager, Billings and Collections

(3)        Address for all other communications and notices:

                                       4

           The Prudential Insurance Company of America
           c/o Prudential Capital Group
           Two Prudential Plaza, Suite 5600
           180 N. Stetson Avenue
           Chicago, IL 60601

           Attention:  Managing Director

(4)        Recipient of telephonic prepayment notices:

           Manager, Trade Management Group

           Telephone:  (973) 367-3141
           Facsimile:   (800) 224-2278

(5)        Address for Delivery of Notes:

           Send physical security by nationwide overnight delivery service to:

           Prudential Capital Group
           Two Prudential Plaza, Suite 5600
           180 N. Stetson Avenue
           Chicago, IL 60601

           Attention:  Wiley S. Adams
           Telephone:  (312) 540-4204

(6)        Tax Identification No.: 22-1211670

                                       5

                                                                                    AGGREGATE PRINCIPAL
                                                                                     AMOUNT OF NOTES TO            NOTE
                                                                                        BE PURCHASED          DENOMINATION(S)
                                                                                    -------------------     ------------------

           RGA REINSURANCE COMPANY                                                       $8,400,000             $8,400,000

           Notes/Certificates to be registered in the name of:
           HARE & CO.

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

           Bank of New York
           ABA No.:  021-000-018
           Account No.:  128863
           RGA Private Placement Account

           Each such wire transfer shall set forth the name of the Company, a reference to "4.99% Series D Senior Notes due 2011, PPN ____" and the due date and application (as among principal, interest and Make-Whole
           Amount) of the payment being made.

(2) All notices of payments and written confirmations of such wire transfers:

           RGA Reinsurance Company
           Attn:  Banking Dept.
           1370 Timberlake Manor Parkway
           Chesterfield, MO 63017-6039


                                       6

(3)        Address for all other communications and notices:

           Prudential Private Placement Investors, L.P.
           4 Gateway Center, 100 Mulberry Street
           Newark, NJ 07102

           Attention:  Albert Trank, Managing Director

           Telephone:  (973) 802-8608
           Facsimile:   (973) 624-6432

(4)        Address for Delivery of Notes:

           (a) Send physical security by nationwide overnight delivery service to:

                    Bank of New York
                    Securities Department
                    One Wall Street
                    3rd Floor - "A"
                    New York, NY 10286

                    Attention:  Lucille Del Terzo
                    Telephone:  (212) 437-6764
                    Facsimile:   (212) 437-6602 or (212) 437-6603
                    E-mail:  ldelterzo@bankofny.com

                    Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (RGA Private Placement
           Account; Account Number: 128863).

           (b) Send copy by nationwide overnight delivery service to:

                    Prudential Capital Group
                    Gateway Center 4
                    100 Mulberry, 7th Floor
                    Newark, NJ 07102

                    Attention:  Trade Management, Manager
                    Telephone:  (973) 367-3141

(5)        Tax Identification No.: 43-1235868

                                       7

                               PURCHASER SCHEDULE
                                  SCHAWK, INC.
                      5.17% SERIES E SENIOR NOTES DUE 2012

                                                                                    AGGREGATE PRINCIPAL
                                                                                     AMOUNT OF NOTES TO            NOTE
                                                                                        BE PURCHASED          DENOMINATION(S)
                                                                                    -------------------     ------------------

           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                  $20,000,000             $10,000,000
                                                                                                            (the "FIRST NOTE")
(1)        All payments on account of Notes held by such purchaser shall be made
           by wire transfer of immediately available funds for credit to:                                       $10,000,000
                                                                                                            (the "SECOND NOTE")
           Account No.:  P86188 (please do not include spaces) (in the case of payments on account of the First Note)

           Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Second Note)

           JPMorgan Chase Bank
           New York, NY
           ABA No.:  021-000-021

           Each such wire transfer shall set forth the name of the Company, a reference to "5.17% Series D Senior Notes due 2012, Security No.
           INV10155, PPN _____" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

           The Prudential Insurance Company of America
           c/o Investment Operations Group
           Gateway Center Two, 10th Floor
           100 Mulberry Street
           Newark, NJ 07102-4077

           Attention:  Manager, Billings and Collections

                                       8

(3)        Address for all other communications and notices:

           The Prudential Insurance Company of America
           c/o Prudential Capital Group
           Two Prudential Plaza, Suite 5600
           180 N. Stetson Avenue
           Chicago, IL 60601

           Attention:  Managing Director

(4)        Recipient of telephonic prepayment notices:

           Manager, Trade Management Group

           Telephone:  (973) 367-3141
           Facsimile:   (800) 224-2278

(5)        Address for Delivery of Notes:

           Send physical security by nationwide overnight delivery service to:

           Prudential Capital Group
           Two Prudential Plaza, Suite 5600
           180 N. Stetson Avenue
           Chicago, IL 60601

           Attention:  Wiley S. Adams
           Telephone:  (312) 540-4204

(6)        Tax Identification No.: 22-1211670

                              INFORMATION SCHEDULE

          AUTHORIZED OFFICERS FOR PRUDENTIAL AND PRUDENTIAL AFFILIATES
          ------------------------------------------------------------

Marie L. Fioramonti                                           P. Scott von Fischer
Managing Director                                             Managing Director
Prudential Capital Group                                      Prudential Capital Group
Two Prudential Plaza, Suite 5600                              Two Prudential Plaza, Suite 5600
Chicago, Illinois  60601                                      Chicago, Illinois  60601
Telephone:  (312) 540-4233                                    Telephone:  (312) 540-4225
Facsimile:   (312) 540-4222                                   Facsimile:   (312) 540-4222

William S. Engelking                                          Julia Buthman
Senior Vice President                                         Senior Vice President
Prudential Capital Group                                      Prudential Capital Group
Two Prudential Plaza, Suite 5600                              Two Prudential Plaza, Suite 5600
Chicago, Illinois  60601                                      Chicago, Illinois  60601
Telephone:  (312) 540-4214                                    Telephone:  (312) 540-4237
Facsimile:   (312) 540-4222                                   Facsimile:   (312) 540-4222

Mathew Douglass                                               Tan Vu
Vice President                                                Vice President
Prudential Capital Group                                      Prudential Capital Group
Two Prudential Plaza, Suite 5600                              Two Prudential Plaza, Suite 5600
Chicago, Illinois  60601                                      Chicago, Illinois  60601
Telephone:  (312) 540-5435                                    Telephone:  (312) 540-5437
Facsimile:   (312) 540-4222                                   Facsimile:   (312) 540-4222

Charles J. Senner                                             James J. McCrane
Director                                                      Vice President
Prudential Capital Group                                      Prudential Capital Group
4 Gateway Center                                              4 Gateway Center
Newark, New Jersey  07102-4062                                Newark, New Jersey  07102-4062
Telephone:  (973) 802-6660                                    Telephone:  (973) 802-4222
Facsimile:   (973) 624-6432                                   Facsimile:   (973) 624-6432

Managing Director
Central Credit
Prudential Capital Group
Four Gateway Center
100 Mulberry Street
Newark, New Jersey  07102
Telephone:  (973) 802-6429
Facsimile:  (973) 624-6432

                       AUTHORIZED OFFICERS FOR THE COMPANY
                       -----------------------------------

                             Chief Financial Officer
                             Chief Operating Officer
                             Chief Executive Officer

                                                                      SCHEDULE B
                                                    (to Private Shelf Agreement)


                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "ACCEPTANCE" shall have the meaning given in Section 2.2(5) hereof.

         "ACCEPTANCE DAY" shall have the meaning given in Section 2.2(5) hereof.

         "ACCEPTANCE WINDOW" shall mean, with respect to any interest rate quotes provided by Prudential pursuant to Section 2.2(4), the time period after the time Prudential shall have provided such interest rate quotes to the Company designated by Prudential as the time period during which the Company may elect to accept such interest rate quotes. If no such time period is designated by Prudential with respect to any such interest rate quotes, then the Acceptance Window for such interest rate quotes will be 10 minutes after the time Prudential shall have provided such interest rate quotes to the Company.

         "ACCEPTED NOTE" shall have the meaning given in Section 2.2(5) hereof.

         "ACQUISITION AGREEMENT" is defined in Section 4.6.

         "ADMINISTRATIVE AGENT" means JP Morgan Chase Bank, N.A. in its capacity as administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

         "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests, and (c) with respect to Prudential, shall include any managed account, investment fund or other vehicle for which Prudential Financial, Inc. or any Affiliate of Prudential Financial, Inc. acts as investment advisor or portfolio manager. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "AUTHORIZED OFFICER" shall mean (i) in the case of the Company, its chief executive officer, its chief financial officer, any vice president of the Company designated as an "Authorized Officer" of the Company in the Information Schedule attached hereto or any vice president of the Company designated as an "Authorized Officer" of the Company for the purpose of this Agreement in an Officer's Certificate executed by the Company's chief executive officer

                                  Schedule B-1
or chief financial officer and delivered to Prudential, and (ii) in the case of Prudential or any Prudential Affiliate, any Person designated as an "Authorized Officer" of Prudential and Prudential Affiliates in the Information Schedule or any Person designated as its "Authorized Officer" for the purpose of this Agreement in a certificate executed by one of Prudential's Authorized Officers or a lawyer in Prudential's law department. Any action taken under this Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom Prudential or any Prudential Affiliate in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company, and any action taken under this Agreement on behalf of Prudential or any Prudential Affiliate by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Prudential or such Prudential Affiliate and whom the Company in good faith believes to be an Authorized Officer of Prudential or such Prudential Affiliate at the time of such action shall be binding on Prudential or such Prudential Affiliate even though such individual shall have ceased to be an Authorized Officer of Prudential or such Prudential Affiliate.

         "AVAILABLE FACILITY AMOUNT" shall have the meaning given in Section 2.2(1) hereof.

         "BANK CREDIT AGREEMENT" means the Credit Agreement, dated as of January 28, 2005, by and among the Company, certain Subsidiaries of the Company named therein, the Administrative Agent, as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

         "BANK LENDERS" means the banks and financial institutions party to the Bank Credit Agreement.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed and, for purposes of Section 2.2(3) hereof only, a day on which Prudential is not open for business.

         "CANCELLATION DATE" shall have the meaning given in Section 2.2(8)(iv) hereof.

         "CANCELLATION FEE" shall have the meaning given in Section 2.2(8)(iv) hereof.

         "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or

                                  Schedule B-2
other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; provided, however, that "Capital Stock" shall not include any debt securities convertible into equity securities prior to such conversion.

         "CLOSING DATE" shall mean, with respect to the Series C Notes, the Series D Notes and the Series E Notes, the Series C-E Closing Date and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Request for Purchase of such Accepted Note, provided that (i) if the Company and the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the "Closing Date" for such Accepted Note shall be such earlier Business Day, and (ii) if the closing of the purchase and sale of such Accepted
Note is rescheduled pursuant to Section 2.2(7), the Closing Date for such Accepted Note, for all purposes of this Agreement except references to "original Closing Date" in Section 2.2(8)(iii), shall mean the Rescheduled Closing Date with respect to such Accepted Note.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "COLLATERAL AGENT" means JPMorgan Chase Bank N.A. in its capacity as Collateral Agent under the Intercreditor Agreement and any successor Collateral Agent appointed pursuant to the terms thereof.

         "COMPANY" means Schawk, Inc., a Delaware corporation.

         "CONFIDENTIAL INFORMATION" is defined in Section 20.

         "CONFIRMATION OF ACCEPTANCE" shall have the meaning given in paragraph 2.2(5).

         "CONSOLIDATED DEBT" means as of any date of determination the total amount of all Debt of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED EBITDA" shall mean, for any period, Consolidated Net Income for such period, plus, to the extent deducted in computing such Consolidated Net Income and without duplication, (a) depreciation and amortization expense for such period, (b) Consolidated Interest Expense for such period, (c) income tax expense for such period, and (d) all other extraordinary non cash expenses for such period, all as determined in accordance with GAAP consistently applied. For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Restricted Subsidiary shall have acquired any Person which becomes a Restricted Subsidiary or acquired all or substantially all of the operating assets of any Person or disposed of any Restricted Subsidiary or all or substantially all of the operating assets of any Restricted Subsidiary or disposed of any segment of the business of the Company or a Restricted Subsidiary, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition or disposition occurred on the first day of such period.

                                  Schedule B-3

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, the gross interest expense of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied.

         "CONSOLIDATED NET INCOME" shall mean, for any period, the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied.

         "CONSOLIDATED NET WORTH" shall mean the consolidated stockholder's equity of the Company and its Restricted Subsidiaries, as defined according to GAAP.

         "CONSOLIDATED TOTAL ASSETS" means, as of any date of determination, the total amount of all assets of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED TOTAL CAPITALIZATION" means, at any time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Debt.

         "DEBT" means, with respect to any Person, without duplication,

         (a) its liabilities for borrowed money;

         (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

         (c) its Capital Lease Obligations;

         (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

         (e) Guarantees of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

         Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "DEFAULT RATE" means with respect to any Series of Notes that rate of interest that is 2% per annum above the rate of interest stated in such Series of Notes.

                                  Schedule B-4

         "DE MINIMIS SUBSIDIARY" means any Unrestricted Subsidiary which has total assets of less than $1,000,000 and total revenues during each of the last three fiscal years of less than $1,000,000.

         "DELAYED DELIVERY FEE" shall have the meaning given in Section 2.2(8)(iii) hereof.

         "ENVIRONMENTAL LAWS" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "EVENT OF DEFAULT" is defined in Section 11.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FACILITY" is defined in Section 2.2(1).

         "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Company's board of directors.

         "FOREIGN INCORPORATED SUBSIDIARY" means a Subsidiary of the Company which is not organized under the laws of a jurisdiction located in the United States of America.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "GOVERNMENTAL AUTHORITY" means

         (a) the government of

         (i) the United States of America or any state or other political subdivision thereof, or

                                  Schedule B-5

         (ii) any jurisdiction in which the Company or any Restricted Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Restricted Subsidiary, or

         (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

         (a) to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

         (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

         (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

         (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

         In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement shall not exceed the maximum amount of Debt that is the subject of such Guaranty.

         "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "HEDGE TREASURY NOTE(S)" shall mean, with respect to any Accepted Note, the United States Treasury Note or Notes whose duration (as determined by Prudential) most closely matches the duration of such Accepted Note.

         "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

                                  Schedule B-6

         "HOSTILE TENDER OFFER" shall mean, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note.

         "INITIAL PURCHASERS" shall have the meaning given in the address block of this Agreement.

         "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
(b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "ISSUANCE FEE" shall have the meaning given in Section 2.2(8)(ii) hereof.

         "ISSUANCE PERIOD" shall have the meaning given in Section 2.2(2) hereof.

         "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement to be entered into by the Administrative Agent, the Collateral Agent and the holders of the Notes, the 1995 Notes and the 2003 Notes, in form and substance satisfactory to the Required Holder(s), as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "INVESTMENTS" shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or securities or by loan, advance, capital contribution or otherwise.

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

         "MAKE-WHOLE AMOUNT" shall have the meaning set forth in Section 8.6.

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

                                  Schedule B-7

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

         "MATERIAL SUBSIDIARY" means, at any time, any Restricted Subsidiary of the Company which, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than (i) 5% of the consolidated assets of the Company and its Restricted Subsidiaries at the end of either of the two fiscal years immediately preceding the date of determination or (ii) 5% of consolidated revenue of the Company and its Restricted Subsidiaries for either of the two fiscal years immediately preceding the date of determination.

         "MOODY'S" shall mean Moody Investors Service, Inc.

         "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         "1995 NOTE AGREEMENT" means the Note Agreement, dated August 18, 1995, among the Company, as successor to Filtertek USA, Inc., the Company, Plastic Molded Concepts, Inc., Tek Purchasing Group, Inc., and the purchasers named in the Purchaser Schedule thereto, as amended from time to time.

         "1995 NOTES" shall mean the Company's 6.98% Series B Senior Notes due August 18, 2005 issued pursuant to the 1995 Note Agreement.

         "NET PROCEEDS" means with respect to any sale of property or sale or other issuance of any capital stock by any Person an amount equal to the aggregate amount of the Fair Market Value of the consideration received by such Person in respect of such sale or issuance, minus all out-of-pocket costs and expenses actually incurred by such Person in connection with such sale or issuance (but excluding all state, federal and foreign taxes incurred, or to be incurred, by such Person in connection with such sale or issuance).

         "NOTES" is defined in Section 1.4.

         "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                                  Schedule B-8

         "PLAN" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "PRIORITY DEBT" means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of the Company) but excluding (x) Debt owing to the Company or any other Restricted Subsidiary and (y) Debt outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated as a Restricted Subsidiary pursuant to Section 9.7 hereof), provided that such Debt shall have not been incurred in contemplation of such person becoming a Restricted Subsidiary, and
(ii) all Debt of the Company and its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (i), inclusive, of Section 10.3.

         "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "PRUDENTIAL" shall have the meaning given in the address block of this Agreement.

         "PRUDENTIAL AFFILIATE" shall mean any Affiliate of Prudential.

         "PUBLIC FILINGS" of any Person means each financial statement, notice or proxy statement filed by such Person with the Securities and Exchange Commission and each regular or periodic report, registration statement and prospectus (and all amendments thereto) and all other filings of such Person made with the Securities and Exchange Commission, including, without limitation, Form 10-K, and Form 10-Q.

         "PURCHASERS" shall mean, with respect to the Series C Notes, the Series D Notes and the Series E Notes, the Initial Purchasers and, with respect to any Accepted Notes, the Prudential Affiliate(s) which are purchasing such Accepted Notes.

         "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "QUALIFIED INSTITUTIONAL BUYER" means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

         "REQUEST FOR PURCHASE" shall have the meaning given in Section 2.2(3) hereof.

         "REQUIRED HOLDERS" means, at any time, the holders of not less than 51% in principal amount of the Notes or Series of Notes, as the context may require, at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

                                  Schedule B-9

         "RESCHEDULED CLOSING DATE" shall have the meaning given in Section 2.2(7) hereof.

         "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "RESTRICTED PAYMENT" means (a) any dividends or other distributions or payments on the capital stock of or other equity interests in the Company or any Subsidiary (excluding dividends or distributions in such stock or other equity interests and excluding dividends on distributions by a Subsidiary to the Company or to another Wholly-Owned Restricted Subsidiary), and (b) the redemption or acquisition of any capital stock or other equity interests in the Company or any Subsidiary (except when solely in exchange for such stock or other equity interests or from the Company or a Wholly-Owned Restricted Subsidiary). For the purposes hereof, "capital stock" shall include warrants, rights or other options to purchase capital stock or other equity interests.

         "RESTRICTED INVESTMENTS" shall mean all Investments except the following:

         (a) current assets arising from the sale of goods and services in the ordinary course of business of the Company;

         (b) property to be used in the ordinary course of business;

         (c) Investments existing on the Series C-E Closing Date and described in Schedule B;

         (d) Investments in obligations issued by the United States of America or an agency thereof, or Canada (or any province thereof), so long as such agency obligations have been unconditionally guaranteed by the United States of America or Canada, as the case may be, provided that such obligations mature within 365 days from the date of acquisition thereof;

         (e) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

         (f) Investments in commercial paper rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's and maturing not more than 270 days from the date of creation thereof;

         (g) Investments in Repurchase Agreements;

         (h) Investments in one or more Restricted Subsidiaries or any Person that becomes a Restricted Subsidiary;

         (i) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state, in each case rated at least A- by S&P or A-3 by Moody's or, provided that such obligations mature within 365 days from the date of acquisition thereof;

                                  Schedule B-10

         (j) Investments in treasury stock; and

         (k) Investments in money market instrument programs which are classified as current assets in accordance with GAAP, which money market instrument programs are administered by an "investment company" regulated under the Investment Company Act of 1940 and which money market instrument programs hold only Investments satisfying the criteria set forth in clauses (d), (e), (f) and (g) above.

         As used in this definition of "RESTRICTED INVESTMENTS":

         "REPURCHASE AGREEMENT" shall mean any written agreement:

         (a) that provides for (1) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Restricted Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Company to such Acceptable Bank or Acceptable Broker-Dealer, and (2) a simultaneous agreement by the Company, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

         (b) in respect of which the Company shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

         (c) in connection with which the Company, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

         "ACCEPTABLE BANK" shall mean any bank or trust company (i) which is organized under the laws of the United States of America or any state thereof,
(ii) which has capital, surplus and undivided profits aggregating at least $250,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "ACCEPTABLE BROKER-DEALER" shall mean any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "RESTRICTED SUBSIDIARY" means any Subsidiary in which: (i) at least a majority of the voting securities are owned by the Company and/or one or more Restricted Subsidiaries and

                                  Schedule B-11

(ii) the Company has not designated an Unrestricted Subsidiary by notice in writing given to Prudential and the holders of the Notes.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SENIOR DEBT" means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

         "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "SERIES" shall have the meaning given in Section 1.4 hereof.

         "SERIES C-E CLOSING DATE" shall have the meaning given in Section 2.1 hereof.

         "SERIES C NOTE(S)" shall have the meaning given in Section 1.1 hereof.

         "SERIES D NOTE(S)" shall have the meaning given in Section 1.2 hereof.

         "SERIES E NOTE(S)" shall have the meaning given in Section 1.3 hereof.

         "SEVEN WORLDWIDE HOLDINGS" is defined in Section 4.6.

         "SHELF NOTES" shall have the meaning given in Section 1.4 hereof.

         "STRUCTURING FEE" shall have the meaning given in Section 2.2(8)(i) hereof.

         "SUBORDINATED DEBT" means all unsecured Debt of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (including, without limitation, the obligations of the Company under this Agreement or the Notes).

         "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                                  Schedule B-12

         "SUBSIDIARY GUARANTOR" means each Subsidiary which is party to the Subsidiary Guaranty.

         "SUBSIDIARY GUARANTY" is defined in Section 2.3 of this Agreement.

         "2003 NOTE AGREEMENT" means the Note Purchase Agreement, dated December 23, 2003, between the Company and the Purchasers named in the Purchaser Schedule attached thereto, as amended from time to time.

         "2003 NOTES" means the Company 4.90% Series 2003-A Senior Notes, Tranche A, due December 31, 2013, and 4.98% Series 2003-A Senior Notes, Tranche B, due April 30, 2014 issued pursuant to the 2003 Note Agreement.

         "UNRESTRICTED SUBSIDIARY" means any Subsidiary so designated by the Company.

         "WHOLLY-OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary all of the equity interests and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries.

                                  Schedule B-13

                                                                     EXHIBIT A-1
                                                    (to Private Shelf Agreement)


                             [FORM OF SERIES C NOTE]

                                  SCHAWK, INC.

                 4.81% SERIES C SENIOR NOTE DUE JANUARY 28, 2010

No. _____                                                                 [Date]
$________

         FOR VALUE RECEIVED, the undersigned, Schawk, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to ______________________, or registered assigns, the principal sum of _______________ DOLLARS on January 28, 2010, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 4.81% per annum (or during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Series C Notes, at the Default Rate (as defined below)) from the date hereof, payable quarterly on the 28th day of April, July, October and January in each year, commencing with the April 28, July 28, October 28, or January 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount and, to the extent permitted by applicable law, any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate. The "Default Rate" shall mean a rate per annum from time to time equal to the greater of (i) 6.81% or (ii) 2.00% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of January 28, 2005 (herein called the "Agreement"), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat

                                  Exhibit A-1-1
the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

         In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

                                 Schedule A-1-2

                                                                     EXHIBIT A-2
                                                    (to Private Shelf Agreement)


                             [FORM OF SERIES D NOTE]

                                  SCHAWK, INC.

                 4.99% SERIES D SENIOR NOTE DUE JANUARY 28, 2011

No. _____                                                                 [Date]
$________

         FOR VALUE RECEIVED, the undersigned, Schawk, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to ______________________, or registered assigns, the principal sum of _______________ DOLLARS on January 28, 2011, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 4.99% per annum (or during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Series D Notes, at the Default Rate (as defined below)) from the date hereof, payable quarterly on the 28th day of April, July, October and January in each year, commencing with the April 28, July 28, October 28, or January 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount and, to the extent permitted by applicable law, any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate. The "Default Rate" shall mean a rate per annum from time to time equal to the greater of (i) 6.99% or (ii) 2.00% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of January 28, 2005 (herein called the "Agreement"), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat

                                  Exhibit A-2-1
the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

         In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

                                  Exhibit A-2-2

                                                                     EXHIBIT A-3
                                                    (to Private Shelf Agreement)


                             [FORM OF SERIES E NOTE]

                                  SCHAWK, INC.

                 5.17% SERIES E SENIOR NOTE DUE JANUARY 28, 2012

No. _____                                                                 [Date]
$________

         FOR VALUE RECEIVED, the undersigned, Schawk, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to ______________________, or registered assigns, the principal sum of _______________ DOLLARS on January 28, 2012, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 5.17% per annum (or during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Series E Notes, at the Default Rate (as defined below)) from the date hereof, payable quarterly on the 28th day of April, July, October and January in each year, commencing with the April 28, July 28, October 28, or January 28 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount and, to the extent permitted by applicable law, any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate. The "Default Rate" shall mean a rate per annum from time to time equal to the greater of (i) 7.17% or (ii) 2.00% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of January 28, 2005 (herein called the "Agreement"), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat

                                  Exhibit A-3-1
the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

         In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

                                 Exhibit A-3-2

                                                                     EXHIBIT A-4
                                                    (to Private Shelf Agreement)


                                 [FORM OF NOTE]

                                  SCHAWK, INC.

                       ___% SENIOR NOTE DUE _____________

No.___
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
INTEREST RATE:
INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:

         FOR VALUE RECEIVED, the undersigned, Schawk, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to ________________________, or registered assigns, the principal sum of ____________________ DOLLARS [on the Final Maturity Date specified above] [, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year--30-day month)
(a) on the unpaid balance thereof at the Interest Rate per annum specified above (or, during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) of the Notes at the Default Rate (as defined below)), from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Make-Whole Amount and, to the extent permitted by applicable law, any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate. The "Default Rate" shall mean a rate per annum from time to time equal to the greater of (i) 2.00% over the Interest Rate specified above or (ii) 2.00% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

         Payments of principal of, interest on and any Make Whole Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of January 28, 2005 (herein called the "Agreement"), between the Company, on the one hand, and Prudential Investment Management,

                                  Exhibit A-4-1

Inc., the Initial Purchasers named on the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         [The Company agrees to make required prepayments of principal on the dates and in the amounts specified above or in the Agreement.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

         In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

         THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

                                 Exhibit A-4-2

                                                                       EXHIBIT B
                                                    (to Private Shelf Agreement)


                     [FORM OF DISBURSEMENT DIRECTION LETTER]

                   [On Company Letterhead - place on one page]

                                     [Date]




[Names and Addresses of
Initial Purchasers]

         RE: 4.81% SERIES C SENIOR NOTES DUE JANUARY 28, 2010, 4.99% SERIES D SENIOR NOTES DUE JANUARY 28, 2011 AND 5.17% SERIES E SENIOR NOTES DUE JANUARY 28, 2012 (COLLECTIVELY, THE "NOTES")

Ladies and Gentlemen:

         Reference is made to that certain Note Purchase and Private Shelf Agreement (the "Note Agreement"), dated January 28, 2005, between Schawk, Inc., a Delaware corporation (the "Company"), Prudential Investment Management, Inc., and you. Capitalized terms used herein shall have the meanings assigned to such terms in the Note Agreement.

         You are hereby irrevocably authorized and directed to disburse the $50,000,000 purchase price of the Notes by wire transfer of immediately available funds to [bank name and address], ABA #______________, for credit to the account of ______________, account no. _____________.

         Disbursement when so made shall constitute payment in full of the purchase price of the Notes and shall be without liability of any kind whatsoever to you.

                                            Very truly yours,

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

                                   Exhibit B-1

                                                                       EXHIBIT C
                                                    (to Private Shelf Agreement)


                         [FORM OF REQUEST FOR PURCHASE]

                              REQUEST FOR PURCHASE

                                  SCHAWK, INC.

         Reference is made to the Note Purchase and Private Shelf Agreement (the "Agreement"), dated as of January 28, 2005, between Schawk, Inc. (the "Company"), on the one hand, and Prudential Investment Management, Inc. ("Prudential"), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand. Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Agreement.

         Pursuant to Section 2.2(3) of the Agreement, the Company hereby makes the following Request for Purchase:

         1. Aggregate principal amount of the Notes covered hereby the "Notes") $__________[1]

         2.       Individual specifications of the Notes:

                                                   Principal
                                   Final           Prepayment          Interest
                  Principal        Maturity        Dates and           Payment
                  Amount           Date            Amounts             Period[2]
                  ---------        --------        ----------          ---------




         3.       Use of proceeds of the Notes:

         4.       Proposed day for the closing of the purchase and sale of the
                  Notes:

         5.       The purchase price of the Notes is to be transferred to:

                  Name, Address
                  and ABA Routing                        Number of
                  Number of Bank                         Account
                  ---------------                        ---------

--------------
         1        Minimum principal amount of $5,000,000

         2        Specify quarterly or semiannually

                                   Exhibit C-1

         6. The Company certifies (a) that the representations and warranties contained in Section 5 of the Agreement are true on and as of the date of this Request for Purchase, and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.

Dated:

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                   Exhibit C-2

                                                                       EXHIBIT D
                                                    (to Private Shelf Agreement)


                      [FORM OF CONFIRMATION OF ACCEPTANCE]

                           CONFIRMATION OF ACCEPTANCE

                                  SCHAWK, INC.

         Reference is made to the Note Purchase and Private Shelf Agreement (the "Agreement"), dated as of January 28, 2005 between Schawk, Inc. (the "Company"), on the one hand, and Prudential Investment Management, Inc. ("Prudential"), the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

         Prudential or the Prudential Affiliate which is named below as a Purchaser of Notes hereby confirms the representations as to such Notes set forth in Section 6 of the Agreement, and agrees to be bound by the provisions of Sections 2.2(5) and 2.2(7) of the Agreement relating to the purchase and sale of such Notes.

         Pursuant to Section 2.2(5) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.       Accepted Notes: Aggregate principal amount $__________________
         (A)      (a)      Name of Purchaser:
                  (b)      Principal amount:
                  (c)      Final maturity date:
                  (d)      Principal prepayment dates and amounts:
                  (e)      Interest rate:
                  (f)      Interest payment period:
                  (g)      Payment and notice instructions: As set forth on
                           attached Purchaser Schedule

         (B)      (a)      Name of Purchaser:
                  (b)      Principal amount:
                  (c)      Final maturity date:
                  (d)      Principal prepayment dates and amounts:
                  (e)      Interest rate:
                  (f)      Interest payment period:
                  (g)      Payment and notice instructions: As set forth on
                           attached Purchaser Schedule

         [(C), (D)         same information as above.]

II. Closing Day:

III. Issuance Fee:

                                   Exhibit D-1

Dated:

                                            SCHAWK, INC.



                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------


                                            [PRUDENTIAL AFFILIATE]



                                            By:
                                               ---------------------------------
                                               Vice President

                                   Exhibit D-2